UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 23, 2009

KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

           12200 W. Olympic Boulevard, Suite 200, Los Angeles, California                                                                                                 90064
                                   (Address of principal executive offices)                                                                                                                     (Zip Code)

Registrant’s telephone number, including area code:  (310) 481-8400

                                                                                                                                                                    N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2007 Long-Term Targeted Performance Incentive Program

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on February 8, 2007 (the “Initial 8-K”), the Executive Compensation Committee (the “Committee”) of the Board of Directors of Kilroy Realty Corporation (the “Company”) approved the 2007 long-term targeted performance incentive program, which was comprised of the total annual shareholder return program and the development performance program (the “DPP”), for the Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer (collectively, the “Executive Officers”) that allows for the Executive Officers to receive bonus compensation in the event certain specified corporate performance measures are achieved.

On January 23, 2009, the Committee approved and authorized the following payments under the development completion component of the DPP based on the Company’s achievement of the target performance criteria for the development completion component of the DPP (as more fully described in the Initial 8-K):  (i) $750,000 to the Chief Executive Officer; (ii) $375,000 to the Chief Operating Officer; and (iii) $250,000 to the Chief Financial Officer.  The awards were paid in unrestricted shares of the Company’s common stock on January 23, 2009.

 2008 Annual Bonus Program and 2008 Annual Long-Term Incentive Program

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on January 31, 2008 (the “Form 8-K”), the Committee approved the 2008 annual bonus program (the “Bonus Program”) and the 2008 annual long-term incentive program (the “LTI Program” and, together with the Bonus Program, the “2008 Programs”) that allow for the Executive Officers to receive bonus compensation in the event certain specified corporate performance measures are achieved.

On January 23, 2009, the Committee approved and authorized the following cash payments under the Bonus Program to the Executive Officers based on the Company’s achievement of the high payout level for the Bonus Program (as more fully described in the Form 8-K):  (i) $4,725,000 to the Chief Executive Officer; (ii) $1,437,500 to the Chief Operating Officer; and (iii) $1,181,250 to the Chief Financial Officer.

On January 23, 2009, the Committee approved and authorized the following payments under the LTI Program to the Executive Officers based on the Company’s achievement of the high payout level for the LTI Program (as more fully described in the Form 8-K):  (i) $8,000,000 to the Chief Executive Officer; (ii) $3,700,000 to the Chief Operating Officer; and (iii) $2,500,000 to the Chief Financial Officer.  The awards were paid in restricted stock units on January 23, 2009 and will vest in equal annual installments over a two-year service period as follows:  50% on December 31, 2009 and 50% on December 31, 2010 based on continued employment through the applicable vesting date.

On January 23, 2009, the Committee approved and authorized the following 2008 cash bonus payments to the Company’s other named executive officers (the “NEOs”):  (i) $150,000 to the Senior Vice President, San Diego and (ii) $317,500 to the Senior Vice President, Treasurer.  The Committee also approved and authorized the following 2008 annual long-term incentive payments to the NEOs:  (i) $150,000 to the Senior Vice President, San Diego and (ii) $317,500 to the Senior Vice President, Treasurer.  The awards were paid in restricted stock units on January 23, 2009 and will vest in equal annual installments over a three-year service period as follows:  33 1/3% on December 31, 2009, 33 1/3% on December 31, 2010, and 33 1/3% on December 31, 2011 based on continued employment through the applicable vesting date.

2009 Executive Compensation Program

On January 26, 2009, the Committee approved the 2009 annual bonus program for the Executive Officers that will allow for the Executive Officers to receive bonus compensation in the event certain specified corporate performance measures are achieved.  The approved maximum possible payout for the Executive Officers under the 2009 annual bonus program is on average a 59% reduction from the approved maximum possible payout for the Executive Officers under the 2008 Programs.  The purpose of the 2009 annual bonus program is to provide incentive to the Executive Officers to attain established performance measures and to increase stockholder value in a “pay for performance” structure that is aligned with the interests of the Company’s stockholders.  For the Executive Officers, the treatment of their awards under this program upon a change in control or termination of employment (including due to death or disability) will be governed by the applicable terms contained within each Executive Officer’s employment agreement.  The Committee also determined that the 2009 base salaries for the Company’s Executive Officers were to remain unchanged from the 2008 base salaries.

2009 Annual Bonus Program

The specific performance measures for the 2009 annual bonus program are based upon: 2009 EBITDA targets, 2009 revenue targets, 2009 operating margin targets, and 2009 operating portfolio leasing targets (each as defined in the 2009 annual bonus program, a “Performance Criterion” and, collectively, the “Performance Criteria”).  The actual total award payout under this program relative to these performance measures will be determined as follows:  40% for achievement of 2009 EBITDA targets, 20% for achievement of 2009 revenue targets, 20% for achievement of 2009 operating margin targets, and 20% for achievement of 2009 operating portfolio leasing targets.

Under the 2009 annual bonus program, the Executive Officers are eligible to earn different amounts of incentive compensation depending on the level of performance achieved for each of the Performance Criteria.  The Executive Officers must exceed a minimum threshold performance level for each Performance Criterion to earn incentive compensation with respect to that individual Performance Criterion under this program.  Once the Executive Officers exceed the applicable minimum thresholds, they are eligible to earn additional incentive compensation upon achieving certain target levels of performance.  In the event the Executive Officers exceed the applicable thresholds but do not achieve the applicable target performance levels, they are entitled to proportional awards.  When calculating the total payout under this program, the payout under each Performance Criterion is calculated independently.  In the event the Executive Officers exceed the target performance level for any individual Performance Criterion, it can be used to supplement the payout for other measures where performance under those measures falls below target levels, subject to the maximum total payouts discussed below.

Under the 2009 annual bonus program, the Chief Executive Officer is eligible to earn $2,698,500 in the event threshold performance levels are achieved for all of the Performance Criteria and $5,000,000 in the event target performance levels are achieved for all of the Performance Criteria.  The Chief Operating Officer is eligible to earn $1,408,750 in the event threshold performance levels are achieved for all of the Performance Criteria and $2,250,000 in the event target performance levels are achieved for all of the Performance Criteria.  The Chief Financial Officer is eligible to earn $913,500 in the event threshold performance levels are achieved for all of the Performance Criteria and $1,600,000 in the event target performance levels are achieved for all of the Performance Criteria. The Committee has the discretion, but not the obligation, to make additional awards to the Executive Officers based on its assessment of the performance of the Company and each individual separately.  Such discretionary awards can be awarded in cash, equity, or some combination thereof at the Committee’s election.

It is anticipated that any amounts earned under the 2009 annual bonus program will be paid during the first quarter of 2010 with any amounts earned up to the first 50% of the applicable target award to be paid in cash and any portion of the remaining 50% of the applicable target award to be paid in restricted stock or restricted stock units, as applicable.  Restricted stock or restricted stock unit awards earned under the 2009 annual bonus program will vest in equal annual installments over a two-year service period as follows:  50% on December 31, 2010 and 50% on December 31, 2011 based on continued employment through the applicable vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: January 29, 2009
	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller